                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by MediaOne Group Funding, Inc. ("MediaOne Group Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") organized by the Company, of Trust Originated Preferred Securities ("TOPrS," together with the Guarantees, the "Securities"); and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints STEPHEN
E. BRILZ as attorney for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any further amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 2nd day of October, 1998.



/s/  KATHLEEN A. COTE                      /s/  ROBERT L. CRANDALL
-------------------------------------      ----------------------------------
Kathleen A. Cote                           Robert L. Crandall


/s/  GRANT A. DOVE                         /s/  ALLAN D. GILMOUR
-------------------------------------      ----------------------------------
Grant A. Dove                              Allan D. Gilmour


/s/  PIERSON M. GRIEVE                     /s/  CHARLES M. LILLIS
-------------------------------------      ----------------------------------
Pierson M. Grieve                          Charles M. Lillis

/s/  CHARLES P. RUSS, III                  /s/  LOUIS A. SIMPSON
-------------------------------------      ----------------------------------
Charles P. Russ, III                       Louis A. Simpson


/s/  JACK SLEVIN                           /s/  DANIEL W. YOHANNES
-------------------------------------      ----------------------------------
Jack Slevin                                Daniel W. Yohannes

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provision of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration of guarantees by the Company (the "Guarantees") in conjunction with a registration by MediaOne Group Funding, Inc. ("MediaOne Group Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") to be organized by the Company, of Trust Originated Preferred Securities ("TOPrS," together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place and stead, and in his capacity as an Officer of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of October, 1998.




/s/  CHARLES M. LILLIS
----------------------------------------------
Charles M. Lillis
Chairman of the Board, Chief Executive Officer
and President

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provision of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration of guarantees by the Company (the "Guarantees") in conjunction with a registration by MediaOne Group Funding, Inc. ("MediaOne Group Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") to be organized by the Company, of Trust Originated Preferred Securities ("TOPrS," together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place and stead, and in his capacity as an Officer of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of October, 1998.




/s/  RICHARD A. POST
------------------------------------------
Richard A. Post
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group Funding, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposed to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by MediaOne Group, Inc. (hereinafter referred to as the "Company"), of Trust Originated Preferred Securities ("TOPrS," together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is a Director or Officer, or both, of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for her and in her name, place, and stead, and in her capacity as Officer and/or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of October, 1998.





/s/  CONSTANCE P. CAMPBELL
------------------------------------------
Constance P. Campbell
President and Sole Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group Funding, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposed to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by MediaOne Group, Inc. (hereinafter referred to as the "Company"), of Trust Originated Preferred Securities ("TOPrS," together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place and stead, and in his capacity as an Officer of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of October, 1998.





/s/  RAHN K. PORTER
------------------------------------------
Rahn K. Porter
Vice President and Chief
Financial Officer